UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in DSS, Inc.’s Form 8-K filed on March 1, 2022 and in the Schedule 14A Proxy Statement filed on April 15, 2022, DSS, Inc. (the “Company”) has completed the True Partner Transaction. As disclosed in the Company’s Form 8-K filed on May 18, 2022, the Company’s stockholders approved the issuance of the True Partner Transaction Shares on May 17, 2022.

On July 7, 2022, the Company issued 17,570,948 shares to Alset EHome International Inc. (“AEI”). The securities were offered and sold in a transaction not involving a public offering and in compliance with exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

The foregoing description of the terms and conditions of the True Partner Transaction stock purchase agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the stock purchase agreement in the Company’s Form 8-K filed on March 1, 2022.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 2.01 of this Current Report on Form 8-K relating to the Company’s sale of securities is incorporated by reference in this Item 3.02. In connection with the issuance of these securities, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 5.01 Changes in Control of Registrant.

The information included in Item 2.01 of this Current Report on Form 8-K relating to the Company’s sale of securities is incorporated by reference in this Item 5.01.

AEI beneficially owns 41,446,087 shares of the Company’s common stock which equals 35.22% of the Company’s outstanding shares and Heng Fai Ambrose Chan beneficially owns 51.02% of the Company’s outstanding shares based on 117,650,995 shares of the common stock of the Company outstanding as of July 7, 2022. The beneficial ownership of Heng Fai Ambrose Chan includes 60,033,659 shares of common stock, consisting of (a) 1,614,552 shares of common stock held by Heng Fai Holdings Limited, an entity controlled by Heng Fai Ambrose Chan; (b) 16,973,020 shares of common stock held by Heng Fai Ambrose Chan directly; (c) 6,232,671 shares of common stock held by Global Biomedical Pte. Ltd.; and (d) 35,213,416 shares of common stock held by AEI. Previously, Heng Fai Ambrose Chan held 42.4% of the Company’s outstanding shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

July 8, 2022	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer